Revenue	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Revenue [Abstract]
Revenue

3.      Revenue

In 2023, Nxu began recognizing revenue from the delivery of electricity to customer electric vehicles using its NxuOne™ charging station. During the three and nine months ended September 30, 2024, Nxu recognized $6 thousand and $17 thousand, respectively, of revenue related to retail charging services.

During the three and nine months ended September 30, 2024, Nxu recognized no revenue from the delivery of battery systems and components. During each of the three and nine months ended September 30, 2023, Nxu recognized $0.12 million from the delivery of battery systems and components.

3.      Revenue

Prior to the year ended December 31, 2023, the Company was in a pre-revenue development stage. During the year ended December 31, 2023, the Company recognized the following in disaggregated revenue (in thousands):

Battery systems and components sales	$494
Retail charging services	2
Total revenue	$496

During the year ended December 31, 2023, the Company recognized revenue for the delivery of battery systems and components, resulting in approximately $0.5 million in revenue. The Company had previously recorded a contract liability in connection with the revenue not yet recognized for the performance obligations under the contract. As of December 31, 2023 and December 31, 2022, the Company had a remaining contract liability under the contract of $0 million and $0.5 million, respectively, which is presented within other current liabilities in the consolidated balance sheets. The Company does not have any other contracts with customers for delivery of battery systems and components.

The Company also launched the NxuOne™, its first megawatt charging station, to deliver electricity to customer electric vehicles during the year ended December 31, 2023, and recognized a nominal amount of revenue.